                                 UNITED STATES

                      SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C. 20549


                                   FORM 8-K
                                CURRENT REPORT


                      PURSUANT TO SECTION 13 OR 15(d) OF
                      THE SECURITIES EXCHANGE ACT OF 1934


      DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): JANUARY 31, 2007


                                 SOLUTIA INC.
                                 ------------
            (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


                                   DELAWARE
                                   --------
                           (STATE OF INCORPORATION)


            001-13255                                   43-1781797
            ---------                                   ----------
            (COMMISSION                                 (IRS EMPLOYER
            FILE NUMBER)                                IDENTIFICATION NO.)



 575 MARYVILLE CENTRE DRIVE, P.O. BOX 66760, ST. LOUIS, MISSOURI     63166-6760
 ---------------------------------------------------------------     ----------
 (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                            (ZIP CODE)



                                (314) 674-1000
                                --------------
              REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE

            Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02 DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS;

(b) On January 31, 2007, Philip R. Lochner Jr., a member of the Board of Directors of Solutia Inc., submitted his resignation as a director effective as of January 31, 2007. Mr. Lochner's decision to resign as a director was not due to any disagreement with Solutia Inc. on any matter relating to its operations, policies or practices.

                                  SIGNATURES

PURSUANT TO THE REQUIREMENTS OF THE SECURITIES EXCHANGE ACT OF 1934, THE REGISTRANT HAS DULY CAUSED THIS REPORT TO BE SIGNED ON ITS BEHALF BY THE UNDERSIGNED, THEREUNTO DULY AUTHORIZED.

                                       SOLUTIA INC.
                                       ------------
                                       (Registrant)

                                       Rosemary L. Klein
                                       -----------------
                                       Senior Vice President, General Counsel
                                       and Secretary

DATE: February 6, 2007